--------------------------------------------------------------------------------

                             THE GABELLI ASSET FUND
                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1434
                   TELEPHONE: 1-800-GABELLI (1-800-422-3554)
                                   HTTP://WWW.GABELLI.COM

================================================================================

PROSPECTUS
MAY 1, 1996

The Gabelli Asset Fund (the "Fund") is an open-end, no-load mutual fund, the primary investment objective of which is growth of capital. Current income is a secondary investment objective. See "The Fund and its Investment Policies".

                             ----------------------

Shares of the Fund may be purchased without sales load at current per share net asset value (see "Purchase of Shares"). There is no deferred sales or other charge on the redemption of shares but the Fund may pay up to 0.25% of its average net assets in any fiscal year for certain promotional and distribution expenses and shareholder services (see "Distribution Plan"). For further information, contact Gabelli & Company, Inc. at the address or telephone number shown above.

                             ----------------------

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information, dated May 1, 1996, containing additional and more complete information about the Fund (the "Additional Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated in its entirety by reference into this Prospectus. For a free copy, write or call the Fund at the telephone number or address set forth above.

                             ----------------------

     This Prospectus should be retained by investors for future reference.

                             ----------------------

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

<PG$PCN>

--------------------------------------------------------------------------------

                           TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
Maximum sales load imposed on purchases or reinvestment of dividends.....................................      None
Contingent deferred sales charge upon redemption of investments..........................................      None
Redemption fee...........................................................................................      None*
ANNUAL FUND OPERATING EXPENSES:
(Percent of average net assets)
Management Fees..........................................................................................     1.00%
Distribution (Rule 12b-1) Expenses(a)....................................................................      .21%
Other Expenses...........................................................................................      .12%
                                                                                                             -----
      Total Operating Expenses...........................................................................     1.33%
                                                                                                             =====

                                  EXAMPLE:**                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming a 5%
  annual return...............................................................   $ 14      $42       $73       $160

--------------------------------------------------------------------------------
  * Broker-dealers holding a shareholder's shares may charge a fee for redemptions.
 ** The amounts listed in this example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
--------------------------------------------------------------------------------
(a) The purpose of the foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly. The expenses shown are at the levels incurred during the past year and anticipated for the current year. The maximum level of distribution expenses which may be borne by the Fund is 0.25% of its average net assets (see "Distribution Plan"). As a result, long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        2

<PG$PCN>

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report appears in the Additional Statement. This table should be read in conjunction with the Financial Statements and related notes that are included in the Additional Statement.

Per share amounts for a Fund share outstanding throughout each period/year ended December 31.

                                     1995          1994         1993         1992         1991         1990         1989
                                  ----------     --------     --------     --------     --------     --------     --------
OPERATING PERFORMANCE:
Net asset value, beginning of
 year.........................    $    22.21     $  23.30     $  19.88     $  17.96     $  15.63     $  17.26     $  14.69
                                   ---------      -------      -------      -------      -------      -------      -------
Net investment income(a)......          0.26         0.26         0.16         0.26         0.39         0.76         0.55
Net realized and unrealized
 gain/(loss) on investments...          5.28        (0.30)        4.18         2.41         2.45        (1.62)        3.30
                                   ---------      -------      -------      -------      -------      -------      -------
Total from investment
 operations...................          5.54        (0.04)        4.34         2.67         2.84        (0.86)        3.85
                                   ---------      -------      -------      -------      -------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income........         (0.25)       (0.25)       (0.16)       (0.25)       (0.39)       (0.77)       (0.56)
 Distributions in excess of
   net investment income......            --        (0.01)          --           --           --           --           --
 Net realized gains...........         (1.75)       (0.76)       (0.76)       (0.50)       (0.12)          --        (0.72)
 Distributions in excess of
   net realized gains.........         (0.00)(c)    (0.03)          --           --           --           --           --
                                   ---------      -------      -------      -------      -------      -------      -------
Total distributions...........         (2.00)       (1.05)       (0.92)       (0.75)       (0.51)       (0.77)       (1.28)
                                   ---------      -------      -------      -------      -------      -------      -------
Net asset value, end of
 year.........................    $    25.75     $  22.21     $  23.30     $  19.88     $  17.96     $  15.63     $  17.26
                                   =========      =======      =======      =======      =======      =======      =======
Total return**................          24.9%        (0.1)%       21.8%        14.9%        18.1%        (5.0)%       26.2%
                                   =========      =======      =======      =======      =======      =======      =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's).......................    $1,091,539     $982,250     $945,408     $632,575     $483,865     $342,710     $359,443
 Ratio of net investment
   income to average net
   assets.....................          0.95%        1.10%        0.82%        1.42%        2.34%        4.51%        4.17%
 Ratio of operating expenses
   to average net assets(b)...          1.33%        1.28%        1.31%        1.31%        1.30%        1.20%        1.26%
Portfolio turnover rate.......          26.4%        18.7%        16.0%        14.4%        20.1%        55.7%        49.3%

                                  1988        1987        1986*
                                --------     -------     -------
OPERATING PERFORMANCE:
Net asset value, beginning of
 year.........................  $  12.61     $ 11.28     $ 10.00
                                 -------      ------      ------
Net investment income(a)......      0.24        0.14        0.10
Net realized and unrealized
 gain/(loss) on investments...      3.45        1.69        1.18
                                 -------      ------      ------
Total from investment
 operations...................      3.69        1.83        1.28
                                 -------      ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income........     (0.38)      (0.09)         --
 Distributions in excess of
   net investment income......        --          --          --
 Net realized gains...........     (1.23)      (0.41)         --
 Distributions in excess of
   net realized gains.........        --          --          --
                                 -------      ------      ------
Total distributions...........     (1.61)      (0.50)         --
                                 -------      ------      ------
Net asset value, end of
 year.........................  $  14.69     $ 12.61     $ 11.28
                                 =======      ======      ======
Total return**................      31.1%       16.2%       12.8%
                                 =======      ======      ======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's).......................  $143,050     $76,810     $48,911
 Ratio of net investment
   income to average net
   assets.....................      2.04%       1.19%       1.87%+
 Ratio of operating expenses
   to average net assets(b)...      1.31%       1.26%       1.67%+
Portfolio turnover rate.......      47.3%       89.9%      126.6%

------------

   * The Fund commenced operations on March 3, 1986.
  ** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
   + Annualized.
 (a) Net investment income before expenses reimbursed by Adviser for the years ended December 31, 1988 and 1987 and the period ended December 31, 1986 was $0.23, $0.11 and $0.09, respectively.
 (b) Operating expense ratios before expenses reimbursed by Adviser for the years ended December 31, 1988 and 1987 and the period ended December 31, 1986 were 1.38%, 1.52% and 1.83%, respectively.
 (c) Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------

                                        3

<PG$PCN>

--------------------------------------------------------------------------------

                       MANAGEMENT DISCUSSION AND ANALYSIS

During the fourth quarter ended December 31, 1995, the Fund's total return was 3.7%, reflecting the $2.00 per share dividend paid on December 29, 1995. The Fund's return for the quarter compares to returns of 6.0%, 0.0%, and 2.2% over the same period for the Standard & Poor's 500 Index (S&P 500), the Value Line Composite, and Russell 2000 Index, respectively. Each index is an unmanaged indicator of stock market performance. For the year ended December 31, 1995, the Fund gained 24.9%, including reinvested dividends, versus 37.6% for the S&P 500, 19.3% for the Value Line Composite, and 28.4% for the Russell 2000 Index.

Since inception on March 3, 1986, through December 31, 1995, the Fund has achieved a total return of 325.3%, which equates to an average annual return of 15.9%. This compares favorably to a total return of 258.8% for the S&P 500 over the same period, which is equivalent to an average annual return of 13.9%. As of December 31, 1995, the Fund's shareholders numbered 48,753 and total net assets were at $1.1 billion.

1995 was a terrific year for most equity investors. As is usually the case during big bull markets, growth stocks delivered better returns than those in the value sector. Looking forward to a less inspiring market in 1996, we believe value investors will have the opportunity to excel. We believe the Fund's portfolio is a diversified collection of solid businesses trading at material discounts to their "real world" economic values.

The bull market stumbled at year-end 1995 as the Administration and Congress fought over a balanced budget agreement. However, an early Christmas gift from the Federal Reserve in the form of a 25 basis point drop in the federal funds rate helped stocks regain some momentum to end the year at near-record levels. Investors continued to migrate from technology stocks to consumer non-durables, seeking safety in the form of more predictable earnings in 1996. Cyclical stocks staged a comeback with the recognition that the economy still had some "legs".

Broadcast and filmed entertainment stocks retreated as excitement over mega-mergers waned. As a group, telecommunications stocks continued to suffer from the failure of Congress to pass a comprehensive telecommunications bill.


                                                     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
Average Annual Returns -- December 31, 1995(a)            THE GABELLI ASSET FUND AND THE S&P 500 INDEX
-----------------------------------------------
1 Year ................................ 24.9%                                [GRAPH]
5 Year ................................ 15.6%
Life of Fund(b) ....................... 15.9%

--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of operations on March 3, 1986.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        4

<PG$PCN>

--------------------------------------------------------------------------------

                      THE FUND AND ITS INVESTMENT POLICIES

The Fund is an open-end, no-load, diversified management investment company organized as a Massachusetts Business Trust on November 25, 1985. The primary investment objective of the Fund is to seek growth of capital and investments will be made based on management's perception of their potential for capital appreciation. Current income, to the extent it may affect potential growth of capital, is a secondary objective. There is no assurance that the Fund will achieve its investment objectives. The investment objectives of the Fund together with the percentage restrictions set forth below under "Special Investment Methods" and its investment restrictions which are described in the Additional Statement, are fundamental and may not be changed without shareholder approval. Its other investment policies indicated below may be changed by the Board of Trustees without shareholder approval.

The Fund expects that its assets will be invested primarily in a diversified portfolio of readily marketable equity securities (including common stock, preferred stocks and securities representing the right to acquire stocks), at least 80% of which will be listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. Gabelli Funds, Inc. (the "Adviser") will invest in companies that, in the public market, are selling at a significant discount to their private market value ("PMV") or that value the Adviser believes an informed industrialist would be willing to pay to acquire companies with similar characteristics. Factors considered by the Adviser include price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills. Also considered are changes in economic and political outlooks as well as individual corporate developments. Fund investments which lose their perceived value relative to other investment alternatives are sold.

When deemed appropriate by the Adviser, the Fund may without limit invest temporarily in defensive securities such as preferred stocks, high grade debt securities, obligations of the U.S. Government, its agencies or instrumentalities, or in short-term (maturing less than one year) money market instruments, including commercial paper rated A-1 or better by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or P-1 or better by Moody's Investors Services, Inc. ("Moody's").

It is the Adviser's expectation that most Fund investments will be long term in nature and that the annual turnover of the Fund's portfolio should not exceed 100%. A portfolio turnover rate of 100% would occur if all the stocks in the portfolio were replaced in a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs.

CORPORATE REORGANIZATIONS

Subject to the diversification requirements of its investment restrictions, the Fund may invest not more than 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The 35% limitation does not apply to the securities of companies which may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation or reorganization. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment in which case, unless replaced by an equivalent or increased offer or proposal which is consummated, the Fund may sustain a loss. For further information on such investments, see "Corporate Reorganizations" in the Additional Statement.

--------------------------------------------------------------------------------

                                        5

<PG$PCN>

--------------------------------------------------------------------------------

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. See "Convertible Securities" in the Additional Statement.

The Fund will normally purchase only investment grade convertible securities having a rating of, or equivalent to, at least an S&P rating of BBB (which rating may have speculative characteristics) or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities which appear to present an advantageous means of acquiring common stock having potential capital appreciation provided such securities have a rating of, or equivalent to, at least an S&P rating of B or, if unrated, judged by the Adviser to be of comparable quality. Corporate debt obligations having a B rating will likely have some quality and protective characteristics which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. Although lower rated debt securities generally have higher yields, they are also more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. A description of corporate debt ratings is contained in the Additional Statement.

DEBT SECURITIES

The Fund may invest up to 5% of its assets in low rated and unrated corporate debt securities (often referred to in the financial press as "junk bonds") which are perceived by the Adviser to present an opportunity for significant capital appreciation, if, in the judgment of the Adviser, the ability of the issuer to repay principal and interest when due is underestimated by the market. See "Debt Securities" in the Additional Statement.

INVESTMENTS IN SMALL, UNSEASONED
COMPANIES

The Fund may invest up to 5% of its net assets in small, less well known companies which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.

WARRANTS AND RIGHTS

The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appro-

--------------------------------------------------------------------------------

                                        6

<PG$PCN>

--------------------------------------------------------------------------------

priate by the Adviser for inclusion in the Fund's portfolio. The Fund will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

FOREIGN SECURITIES

The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

OTHER INVESTMENT COMPANIES

The Fund does not intend to purchase the shares of other open-end investment companies and reserves the right to invest up to 10% of its total assets in the securities of closed-end investment companies including small business investment companies (not more than 5% of its total assets may be invested in more than 3% of the securities of any investment company). To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

                           SPECIAL INVESTMENT METHODS

The Fund will not, in the aggregate, invest more than 10% of its net assets in small, unseasoned companies, securities which are restricted for public sale, securities for which market quotations are not readily available, and in repurchase agreements maturing or terminable in more than seven days. Securities freely salable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. Further information on the investment methods and policies of the Fund are set forth in the Additional Statement.

The Fund may purchase and sell securities on a "when, as and if issued basis" under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. For further information, see "When Issued, Delayed Delivery Securities & Forward Commitments" in the Additional Statement.

--------------------------------------------------------------------------------

                                        7

<PG$PCN>

--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, not more than 5% of the Fund's total assets may be so invested.

BORROWING

The Fund may not borrow money except for (i) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets at the time a borrowing is made. The Fund will not make any additional purchases of portfolio securities at any time its borrowings exceed 5% of its assets. The Fund will not mortgage, pledge or hypothecate any of its assets except that, in connection with the foregoing, not more than 20% of the assets of the Fund may be used as collateral.

                             MANAGEMENT OF THE FUND

The Fund's Board of Trustees (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Fund. The Trustees decide upon matters of general policy and review the actions of the Adviser and Gabelli & Company, Inc., the Fund's distributor (the "Distributor"). Pursuant to an Investment Advisory Contract (the "Advisory Contract") with the Fund, the Adviser provides a continuous investment program for the Fund's portfolio; provides all facilities and personnel, including officers, required for its administrative management; and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average net assets which is higher than that paid by most mutual funds. The advisory fee paid by the Fund for its fiscal year ended December 31, 1995 was 1.00% of its average net assets and its total expenses for the same period were 1.33% of its average net assets.

The Additional Statement contains further information about the Advisory Contract including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Gabelli Funds, Inc. acts as Adviser to the Fund. The Adviser was formed in 1980 and as of April 1,

--------------------------------------------------------------------------------

                                        8

<PG$PCN>

--------------------------------------------------------------------------------

1996 acts as investment adviser to the following funds with aggregate assets of $4.3 billion:

                                             NET ASSETS
                                              04/01/96
                                                (in
              OPEN-END FUNDS:                millions)
                                             ----------
The Gabelli Asset Fund                         $1,140
The Gabelli Growth Fund                           582
The Gabelli Value Fund Inc.                       417
The Gabelli Small Cap Growth Fund                 230
The Gabelli Equity Income Fund                     58
The Gabelli U.S. Treasury Money Market Fund       282
The Gabelli ABC Fund                               25
The Gabelli Global Telecommunications Fund        125
The Gabelli Global Convertible Securities
  Fund                                             16
The Gabelli Global Interactive Couch
  Potato(R) Fund                                   37
Gabelli Gold Fund, Inc.                            20
Gabelli Capital Asset Fund                         35
Gabelli International Growth Fund, Inc.             4
CLOSED-END FUNDS:
The Gabelli Equity Trust Inc.                   1,059
The Gabelli Convertible Securities Fund,
  Inc.                                             91
The Gabelli Global Multimedia Trust Inc.           94

GAMCO Investors, Inc. ("GAMCO"), a majority owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments having aggregate assets in excess of $5.4 billion as of April 1, 1996. Teton Advisers LLC, an affiliate of the Adviser, acts as investment adviser to the Westwood Funds and had aggregate assets in excess of $50 million as of April 1, 1996. The Distributor which, is the principal distributor of the Fund for the sale of its shares, is an indirect majority owned subsidiary of the Adviser. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli who may be difficult to replace in the event of his death, disability or resignation. The Adviser's address is the same as the Fund as shown on the cover of this Prospectus.

Mario J. Gabelli, CFA has been designated by the Adviser to be primarily responsible for the day to day management of the Fund. Mr. Gabelli has been Chairman and Chief Investment Officer of the Adviser since its inception in 1980.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO, a subsidiary of the Adviser. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, subject to applicable law and procedures adopted by the Trustees, the Adviser may (i) direct Fund portfolio brokerage to the Distributor, a broker-dealer affiliate of the Adviser; (ii) pay commissions to brokers other than the Distributor which are higher than might

--------------------------------------------------------------------------------

                                        9

<PG$PCN>

--------------------------------------------------------------------------------

be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts of itself and any investment adviser affiliated with it; and (iii) consider the sales of shares of the Fund by brokers other than the Distributor as a factor in its selection of brokers for Fund portfolio transactions.

The Adviser has entered into a Sub-Administration Agreement with First Data Investor Services Group, Inc., a subsidiary of First Data Corporation (the "Sub-Administrator"). Under the Sub-Administration Agreement, the Sub-Administrator provides certain administrative services necessary for the Fund's operations including the preparation and distribution of materials for meetings of the Fund's Board of Trustees, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. For such services and related expenses borne by the Sub-Administrator, the Adviser pays the Administrator an annual fee based on the aggregate average daily net assets of all Funds under its administration managed by the Adviser as follows: up to $1 billion -- 0.10%; $1 billion to $1.5 billion -- 0.08%; $1.5 billion to $3 billion -- 0.03%; over $3 billion -- 0.02%. No additional amount will be paid by the Fund for services by the Sub-Administrator. The Sub-Administrator has its principal office at Exchange Place, Boston, Massachusetts 02109.

                               DISTRIBUTION PLAN

On May 11, 1992, the shareholders of the Fund approved a Distribution Plan which authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets. Although the Distribution Plan permits payments to be made in subsequent years for expenses incurred in prior years if the Fund's independent Trustees specifically authorize such payments, the Distributor has not requested and the Fund does not anticipate making any such payments.

Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities typically include advertising; compensation for sales and sales marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

The Plan has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Trustees approve all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Trustees concludes at least annually that continuation of the Plan is likely to benefit shareholders.

To the extent that payments under the Plan are based on allocation by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Trustees and would be based on such factors as the net assets of each Fund, the number of shareholders, inquiries and similar pertinent criteria.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a rea-

--------------------------------------------------------------------------------

                                       10

<PG$PCN>

--------------------------------------------------------------------------------

sonable likelihood that the Plan will benefit the Fund and its shareholders. During the fiscal year ended December 31, 1995, the distribution fees paid to the Distributor totaled $2,211,822 or 0.21% of average net assets.

                               PURCHASE OF SHARES

Shares of the Fund are offered without sales load as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. Prospectuses, sales material and applications can be obtained from the Distributor. The Fund and the Distributor are authorized to reject any purchase order.

The initial minimum investment is $1,000 for all accounts. Accounts establishing an Automatic Investment Plan require no initial minimum investment. There is no minimum for subsequent investments. Investments through an Individual Retirement Account ("IRA") or other retirement plans, however, have different requirements (see "Retirement Plans"). All purchase payments accompanied by a purchase order in proper form as described below will be effective as of the date received by the Transfer Agent and will be invested in full and fractional shares at the per share net asset value of the Fund next determined after such receipt. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtain on specific written request to the Transfer Agent. The Fund may waive or reduce the minimum initial investment for certain accounts or classes of accounts from time to time.

Shares of the Fund may also be purchased through authorized broker-dealers who may charge for their services. No such charge is imposed by the Fund or the Distributor. Such charges may vary among broker-dealers who may impose higher initial or subsequent minimum investment requirements than those established by the Fund. Services provided by such broker-dealers may include holding Fund shares in the name of the broker-dealer for the brokerage accounts of its customers and allowing investors to borrow on the value of their Fund shares by establishing a margin account with the broker-dealer. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

The net asset value per share of the Fund is determined as of the close of the regular trading session of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that the New York Stock Exchange is open by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued by excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Portfolio securities which are readily marketable are valued at market value based on reported prices or bid and asked quotations. Debt instruments having 60 days or less remaining maturity are valued at cost adjusted for amortization of premiums and accretions of discounts. All other investments are valued at fair value under procedures established by and under the general supervision of the Fund's Board of Trustees. See the Additional Statement for further information.

MAIL

To make an initial purchase of shares of the Fund, send a completed subscription order form with a check for the amount of the investment payable to "The Gabelli Asset Fund" to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.

Subsequent purchases do not require a completed application and can be made by
(i) mailing a check to the same address noted above; (ii) bank wire; (iii) personal delivery; or (iv) by telephone as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

--------------------------------------------------------------------------------

                                       11

<PG$PCN>

--------------------------------------------------------------------------------

Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below.

BANK WIRE

To purchase shares of the Fund using the wire system for transmittal of money among banks, the investor should instruct a Federal Reserve System member bank to wire funds to:

                      State Street Bank and Trust Company
                     ABA # 011-0000-28 REF DDA # 9904-6187
                           Attn: Shareholder Services
                           Re: The Gabelli Asset Fund
A/C#
-----------------------------------------------
                                  (Registered Owner)

Account of
-----------------------------------------
SS# / Tax I.D.#
------------------------------------

                     225 Franklin Street, Boston, MA 02110

For initial purchases, an investor should first telephone the Fund at 1-800-GABELLI (422-3554) to obtain a new account number. The investor should then mail a completed subscription order form to the Gabelli Funds at the address shown above for mail purchases. State Street Bank and Trust Company does not charge investors in the Fund for the receipt of wire transfers but there may be a charge by your bank for transmitting the money by bank wire. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.

PERSONAL DELIVERY

Deliver a check made payable to "The Gabelli Asset Fund" (with a completed subscription order form for an initial purchase) to: THE GABELLI FUNDS, THE BFDS BUILDING, 7TH FLOOR, TWO HERITAGE DRIVE, NORTH QUINCY, MA 02171.

TELEPHONE INVESTMENT PLAN

An investor may purchase additional shares of the Fund by telephone through the Automated Clearing House ("ACH") system as long as your bank is a member of the ACH system and you have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your mutual fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m., eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI (422-3544) or 1-800-872-5365. Fund shares purchased through the Investment Plan will not be available for redemption for fifteen (15) days following the purchase date.

AUTOMATIC INVESTMENT PLAN

The Fund offers an automatic monthly investment plan through the ACH system, details of which can be obtained from the Distributor. There is no initial investment minimum currently required for accounts establishing an automatic investment plan.

SYSTEMATIC WITHDRAWAL PLAN

Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he offers to sell to the Fund at net asset value the number of full and fractional shares which will produce the monthly, quarterly or annual payments specified. Systematic withdrawals deplete the investor's principal and are treated as redemptions, which may be taxable transactions. Investors contemplating participation in this plan should consult their tax advisers.

Shareholders wishing to utilize this plan may do so by completing an application which may be

--------------------------------------------------------------------------------

                                       12

<PG$PCN>

--------------------------------------------------------------------------------

obtained by writing or calling the Distributor. No additional charge to the shareholder is made for this service.

OTHER INVESTORS

No minimum initial investment is required for (i) officers or Trustees of the Fund; (ii) officers, directors or full-time employees of the Adviser, the Distributor or their affiliates, including members of the "immediate family" of such employees. The term "immediate family" refers to spouses, children and grandchildren adopted or natural, parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (iii) retirement plans established for such employees; or (iv) investments made through the Fund's Automatic Investment Plan.

                              REDEMPTION OF SHARES

Upon receipt by the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. There is no charge on the redemption of shares regardless of when purchased. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes.

BY LETTER

Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an eligible guarantor institution which includes a domestic bank, a savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange; in accordance with the Fund's transfer agent's standards and procedures (signature guarantees by notaries public are not acceptable). Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

TELEPHONE REDEMPTION
BY CHECK

The Fund accepts telephone requests for redemption of unissued shares from shareholders subject to a $25,000 limitation. By calling either 1-800-GABELLI (442-3554) or 1-800-872-5365, you may request that a check be mailed to the address of record on the account provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable as the account is registered and mailed within seven (7) days.

BY BANK WIRE

The Fund accepts telephone requests for wire redemption in excess of $1,000 but subject to a $25,000 limitation to a predesignated bank either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemptions by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m., Eastern time. If your telephone call is received

--------------------------------------------------------------------------------

                                       13

<PG$PCN>

--------------------------------------------------------------------------------

after this time or on a day when the New York Stock Exchange is not open, the request will be processed the following business day. Shares are processed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for fifteen (15) days following the purchase. Shares held in certificate form must be returned to the transfer agent for redeposit prior to the redemption of shares. Telephone redemption is not available for Individual Retirement Accounts. The proceeds of a telephone redemption may be directed to an existing account in another mutual fund advised by Gabelli Funds, Inc. provided the registration of such account is the same. Such a purchase will be made at the respective net asset value plus applicable sales charge, if any.

Shareholders may also redeem Fund shares through registered broker-dealers holding such shares who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension or (iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable. The Fund may postpone for more than seven days the date of payment for redemptions during any period the right to redeem has been suspended.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of the Fund in an account (other than an IRA) which has a value below $500 due to prior shareholder redemptions. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

The Fund and its transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard the Fund and its transfer agent require personal identification information before accepting a telephone redemption. If the Fund or its transfer agent fail to use reasonable procedures, the Fund may be liable for losses due to fraudulent instructions.

                                RETIREMENT PLANS

The Fund has available a form of IRA for investment in Fund shares which may be obtained from its Distributor. Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as sponsor to such plans. Fund shares are also a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

The minimum initial investment required for all such retirement plans is $1,000 ($1,250 for combined spousal IRAs). There is no minimum for all subsequent investments.

Under the Internal Revenue Code of 1986, as amended (the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $2,250 annually to either or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.

--------------------------------------------------------------------------------

                                       14

<PG$PCN>

--------------------------------------------------------------------------------

Investors should be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Internal Revenue Code and prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid on the payment date fixed by the Board of Trustees in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. An election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connections with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

The Fund has qualified and intends to continue to qualify for tax treatment as a "Regulated Investment Company" under the Code in order to be relieved of Federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Fund must meet certain relatively complex tests, including the requirement that less than 30% of its gross income must be derived from gains from the sale or other disposition of securities held for less than three months. Because of such requirements, qualification in any given year may not be feasible.

Dividends out of net investment income and distributions of realized short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, all or a portion of such distributions may be eligible for the dividends-received deduction. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Distributions out of long-term capital gains, of which shareholders will be notified, are taxable to the recipient as long-term capital gains. The foregoing summary of Federal income tax consequences is intended for general informational purposes only. Prior to investing in shares of the Fund, prospective shareholders should consult their tax advisers concerning the Federal, state and local tax consequences of such an investment.

                     CALCULATION OF INVESTMENT PERFORMANCE

The investment performance of the Fund quoted in advertising for the sale of its shares will be calculated on a "total return" basis which assumes the reinvestment of all dividends and distributions. Total return is generally quoted as a percentage calculated by combining the income and principal changes of an assumed investment in shares of the Fund during the period specified and dividing by the amount of the assumed initial investment. To illustrate the components of its overall performance, investment performance may be given on a cumulative basis (for periods greater than one year); for consecutive annual periods; for consecutive quarterly or semi-annual periods as well as for the year including such interim periods; or separately for investment income results and capital gain or loss. Such performance quotations will reflect all recurrent charges.

In each case, the average annual total return of the Fund for the past ten years (or since inception, if less), the past five years, and the twelve-month period through the most recent calendar quarter will also be given. The average annual total return will be calculated pursuant to a stan-

--------------------------------------------------------------------------------

                                       15

<PG$PCN>

--------------------------------------------------------------------------------

dardized formula to reflect the hypothetical annually compounded rate of return which would have produced the same cumulative total return. Investors should recognize that an average annual return tends to smooth out variations in the Fund's performance level and is therefore not the same as actual year by year results. The Fund's average annual total return for the 1-year and 5-year periods ended December 31, 1995 and from inception through December 31, 1995 were 24.9%, 15.6% and 15.9%, respectively.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS
AND LIABILITIES

As a Massachusetts Business Trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies or, upon the written request of the recordholders of 33 1/3% of outstanding shares (10% in the case of removing one or more Trustees) for any other purpose. The Fund will facilitate shareholder communications in this regard. Shares of the Fund have equal rights with respect to voting and each share represents an equal proportionate interest in the Fund with each other share. The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $.01 per share) and the Trustees may divide or combine the shares into a greater or lesser number of shares without changing the proportionate beneficial interests in the Fund.

When issued, shares are fully paid and non-assessable (except as described in the Additional Statement under "General Information") and have no pre-emptive or conversion rights.

The Fund sends semi-annual unaudited and annual audited reports to all its shareholders which include a list of portfolio securities. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

INFORMATION FOR SHAREHOLDERS

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor. For assistance, call 1-800-GABELLI (422-3554). The address of the Distributor is One Corporate Center, Rye, New York 10580-1435.

Upon request, Gabelli & Company will provide, without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

This Prospectus omits certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Additional Statement included in such Registration Statement may be obtained without charge from the Fund or the Distributor.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, MA 02110, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc., located at Two Heritage Drive, North Quincy, MA 02171, an affiliate of State Street, performs the services of Transfer and Dividend Disbursing Agent for the Fund on behalf of State Street. State Street does not assist in and is not responsible for investment decisions involving assets of the Fund.

--------------------------------------------------------------------------------

                                       16

<PG$PCN>

--------------------------------------------------------------------------------
              TABLE OF CONTENTS

                                             PAGE
                                             ----
      Table of Fees and Expenses...........    2
      Financial Highlights.................    3
      Management Discussion and Analysis...    4
      The Fund and Its Investment
        Policies...........................    5
      Special Investment Methods...........    7
      Management of the Fund...............    8
      Distribution Plan....................   10
      Purchase of Shares...................   11
      Redemption of Shares.................   13
      Retirement Plans.....................   14
      Dividends, Distributions and Taxes...   15
      Calculation of Investment
        Performance........................   15
      General Information..................   16
      Custodian, Transfer Agent and
        Dividend Disbursing Agent..........   16

      ---------------------------------

      No dealer, salesman or other
      person has been authorized to
      give any information or to make
      any representation other than
      those contained in this
      Prospectus, the Statement of
      Additional Information and in the
      Fund's official sales literature,
      and if given or made, such
      information and representation
      may not be relied upon as
      authorized by the Fund, its
      Investment Adviser, Distributor
      or any affiliate thereof.

      ---------------------------------
--------------------------------------------------------------------------------
                                           THE
                                           GABELLI
                                           ASSET
                                           FUND
                                                  PROSPECTUS
                                                  MAY 1, 1996

                                              GABELLI FUNDS, INC.
                                              INVESTMENT ADVISER

                                            GABELLI & COMPANY, INC.
                                                  DISTRIBUTOR

<PG$PCN>